                                                                   Exhibit 10.35


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.


Dated:  November 27, 2000                                    Void after the date
                                                    specified below in Section 1


                                CONCEPTUS, INC.

                       WARRANT TO PURCHASE COMMON STOCK
                       --------------------------------


          THIS CERTIFIES THAT, for value received, Dan Waldoch and his
                                                   -----------
registered permitted assigns (hereinafter called the "Holder") is entitled to
                                                      ------
purchase from Conceptus, Inc. (the "Company"), in whole or in part and at the
                                    -------
times set forth below in Section 1, up to 25,000 shares of Common Stock (the "Warrant Shares") at an exercise price per share of $9.00 (the "Exercise
 --------------                                                 --------
Price"), each as adjusted in accordance with this Warrant.
-----

1.   Term. This Warrant shall be exercisable on and after the date hereof
     ----
through the earlier to occur of the following:

          (a)  the fifth anniversary hereof; and

          (b)  the closing of a Change of Control (as defined below); provided,
                                                                       --------
however, that the Company shall provide Holder with at least twenty (20) days'
-------
prior notice of such closing. For the purposes of this Warrant, "Change of Control" shall mean (x) a sale of all of substantially all of the assets or capital stock of the Company or (y) any consolidation or merger of the Company with or into any other entity as a result of which the Company's shareholders immediately prior to the closing of such consolidation or merger own 50% or less of the surviving entity's (or its parent's) voting power immediately thereafter.

2.   Method of Exercise; Payment; Issuance of New Warrant.
     ----------------------------------------------------

     2.1. Subject to the restrictive provisions elsewhere herein, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by: (i) the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A and the Investment Representation
                                 ------------
Statement attached hereto as Attachment B, each duly executed) at the principal
                             ------------
office of the Company; and (ii) the payment to the Company, by check, of an amount equal to the Exercise Price per share multiplied by the number of Warrant Shares then being purchased (such aggregate amount of money, the "Purchase
                                                                  --------
Price").
-----

     2.2. Upon receipt by the Company of this Warrant and such notice of exercise, together with, if applicable, the aggregate Purchase Price, at its office, or by the stock transfer agent or Warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the applicable Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     2.3 Net Exercise. In addition to and without limiting the rights of the holder under the terms of this Warrant, the Holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into Warrant Shares, the aggregate value of which Warrant Shares shall be equal to the value of this Warrant or the portion thereof being converted. The conversion right may be exercised by the Holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the conversion right, in which event the Company shall issue to the holder a number of Warrant Shares computed using the following formula:


                                 X = Y(A - B)
                                     --------
                                        A


     Where  X  -  The number of Warrant Shares to be issued to the Holder upon exercise of its Conversion Right.

            Y  -  The number of Warrant Shares issuable under this Warrant at the date of calculation.

            A  -  The fair market value of one Warrant Share, which shall equal the average closing price per share of the Common Stock on the NASDAQ Stock Market for the five consecutive trading days immediately preceding the date of exercise, or if the Common Stock is not then listed on NASDAQ, as determined in good faith by the board of directors of the Company as at the time the Conversion Right is exercised pursuant to this Section 2.

            B  -  Exercise Price (as adjusted to the date of such calculations).


     2.4. In the event that this Warrant is being exercised for less than all of the then-current number of Warrant Shares, the Company shall, concurrently with the issuance by the Company of the number of Warrant Shares for which this Warrant is then being exercised, the Company shall issue a new Warrant exercisable for the remaining number of Warrant Shares.

3.   Stock Fully Paid; Reservation of Warrant Shares.
     -----------------------------------------------

          All shares of stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall have authorized and reserved for issuance sufficient shares of Equity Securities to permit the full exercise of this Warrant at or prior to the date on which this Warrant becomes exercisable.

4.   Adjustment of Exercise Price and Number of Warrant Shares.
     ---------------------------------------------------------

          The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

     4.1  Subdivisions, Combinations and Other Issuances.  If the Company shall
          ----------------------------------------------
at any time after the date hereof and prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of shares of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     4.2. Reclassification, Reorganization and Consolidation.  In case of any
          --------------------------------------------------
reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 4.1 or as a result of a Change of Control), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Equity Securities as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price, provided the aggregate Purchase Price shall remain the same.

     4.3  Certain Events.  If any change in the outstanding Common Stock of the
          --------------
Company or any other event occurs as to which the other provisions of this
Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

     4.4. Notice of Adjustment.  When any adjustment is required to be made in
          --------------------
the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event.

5.   Fractional Warrant Shares.
     -------------------------

          No fractional Warrant Shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.   Compliance with Securities Act.
     ------------------------------

          The Holder, by acceptance hereof, represents and agrees that this Warrant and the Warrant Shares are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except as permitted under this Warrant and under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act").
                                                                      ---
Upon exercise of this Warrant, the Holder hereof shall confirm in writing, in a form of Attachment B, that the Warrant Shares so purchased are being acquired
        ------------
for investment and not with a view toward distribution or resale. In addition, the Holder hereby represents and agrees that it is an "accredited investor" as defined in Regulation D promulgated pursuant to the Act, and the Holder shall provide such additional information regarding such Holder's financial and investment background as the Company may reasonably request to assure itself that the Holder is an accredited Investor. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with legends in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
     NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."


7.   Transferability of Warrant.
     --------------------------

          This Warrant may not be transferred or assigned in whole or in part without the prior consent of the Company and compliance with applicable federal and state securities laws.

8.   Disposition of Warrant Shares.
     -----------------------------

          With respect to any offer, sale or other disposition of any Warrant Shares prior to registration of such shares, the Holder and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant Shares and indicating whether or not under the Act certificates for such shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Act; provided, however, that no such opinion of
                                --------
counsel or no action letter shall be necessary for a transfer without consideration by a Holder which is a partnership to a partner of such partnership, so long as such transfer is made pursuant to the terms of the partnership agreement, or to the transfer by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for the benefit of any of the foregoing if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he/she were an original Holder hereunder. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144.

9.   No Rights as Stockholder.
     ------------------------

          No Holder of this Warrant shall be entitled to vote or be deemed the holder of stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant has been exercised and the Warrant Shares shall have become deliverable, as provided herein.

10.  Governing Law.
     -------------

          The terms and conditions of this Warrant shall be governed by and construed in accordance with California law, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

11.  Notices.
     -------

          All notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when received if personally delivered, (ii) upon electronic confirmation of receipt, if transmitted by telecopy, (iii) the day after it is sent, if sent for next day delivery to a domestic address by a nationally recognized overnight delivery service (i.e., Federal Express), and
(iv) three days from the date of deposit in the U.S. mails, if sent by certified or registered U.S. mail, return receipt requested. In each case such notice shall be addressed as follows:

               To the Company:

               Conceptus, Inc.
               1021 Howard Avenue
               San Carlos, CA  94070
               Attn:  Chief Financial Officer

               To Holder:

               Dan Waldoch
               2530 Clydesdale Dr.
               Bismark, ND, 58501
               Fax: _______________
               Attn:_______________

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

12.  Miscellaneous.
     -------------

          The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the registered Holder.


                                       CONCEPTUS, INC.


                                       By:  /s/ OB
                                          ----------------------------------
                                       Name:
                                       Title:



                                       INVESTOR:



                                       By:  /s/ Dan Waldock
                                          ----------------------------------
                                       Name:
                                       Title:

                            ATTACHMENT A TO WARRANT
                            -----------------------
                              NOTICE OF EXERCISE


TO:  Conceptus, Inc.

          1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Conceptus, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate purchase price of such shares in full, together with all applicable transfer taxes, if any.

          1. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 2.3 of the Warrant. This conversion is exercised with respect to _________________ of the Shares covered by the Warrant.

          [Strike paragraph above that does not apply]

          2. Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:

                       _________________________________
                                     (Name)

                       _________________________________
                                   (Address)

                       _________________________________


          3. The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Attachment B.


                                       Name of Warrantholder:


                                       _________________________

                                       By: _________________________
                                       Name:
                                       Title:

                            ATTACHMENT B TO WARRANT
                            -----------------------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER :    Dan Waldoch, 2530 Clydesdale Dr., Bismarck, ND, 58501

COMPANY   :    Conceptus, Inc.

SECURITY  :    Warrants

AMOUNT    :    up to 25,000 shares

DATE      :    November 27, 2000


          In connection with the purchase of the above-listed securities and underlying stock (the "Securities"), I, Dan Waldoch, the Purchaser, represent
                       ----------       -----------
to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").
                                                     --------------

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.


                                       Name of Purchaser:

                                       Dan Waldoch


                                       By:  /s/ Dan Waldock
                                          ----------------------------------
                                       Name:
                                       Title: